UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4612

Name of Fund:  Merrill Lynch EuroFund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
EuroFund


Semi-Annual Report
April 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch EuroFund


Geographic Allocation as a Percentage of Common & Preferred Stocks as of April 30, 2004


                                        Percentage
Country                                 of Stocks

Belgium                                     0.6%
Denmark                                     1.3%
Finland                                     1.9%
France                                     16.4%
Germany                                    16.2%
Ireland                                     1.0%
Italy                                       9.3%
Netherlands                                13.2%
Spain                                       2.1%
Sweden                                      3.1%
Switzerland                                 9.3%
United Kingdom                             25.6%



Portfolio Information as of April 30, 2004


                                        Percent of
Ten Largest Common Stock Holdings       Net Assets

Royal Dutch Petroleum Company               3.5%
BP Amoco PLC                                3.5
TotalFinaElf SA                             3.1
BNP Paribas SA                              2.6
Royal Bank of Scotland Group PLC            2.5
Intesa BCI SpA                              2.4
Vodafone Group PLC                          2.4
ENI SpA                                     2.3
E.On AG                                     2.0
Nestle SA (Registered Shares)               2.0


                                        Percent of
Five Largest Industries+++              Net Assets

Commercial Banks                           15.1%
Oil & Gas                                  12.4
Insurance                                   7.7
Diversified Telecommunication Services      6.4
Pharmaceuticals                             5.2

+++For Fund compliance purposes, "Industries" means any one or more industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



A Letter From the President


Dear Shareholder

Equity markets produced positive results for the recent six-month reporting period. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +6.27% while the Morgan Stanley Capital International (MSCI) World Index, which measures the performance of equity markets in 23 developed nations around the world, returned +8.43% for the six months ended April 30, 2004. European markets, as represented by the MSCI Europe Index, returned +12.87% for the same period.

The positive market returns have been supported by improving economies in important areas globally. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has helped fuel growth in the economies of its trading partners. Japan, in the meantime, finally appears to be emerging from a long period of deflation. In Europe, the European Union prepared to welcome ten new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH EUROFUND, APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


In anticipation of a continued recovery in European economies, we ended the period with a focus on stocks that we believe should benefit from economic growth.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2004, Merrill Lynch EuroFund's Class A, Class B, Class C, Class I and Class R Shares had total returns (in U.S. dollar terms) of +10.85%, +10.47%, +10.40%, +11.05% and +11.11%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 9 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Morgan Stanley Capital International Europe Index, had a total return of +12.87% while the Fund's comparable Lipper category of European Region Funds posted a return of +12.74%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

Following a very strong rally from March to June 2003, European markets consolidated temporarily during the third quarter of 2003 to await further economic and earnings data. Most leading indicators and corporate earnings numbers were supportive, and the markets continued their upward trend throughout most of the six-month period. During this time, we saw a significant sector rotation take place. Specifically, the initial European market rally of last spring was led by economically sensitive sectors and recovery stocks. Leadership shifted during the past six months, and defensive sectors began to outperform. We believe, however, that stock valuations in the defensive sectors are close to fair value.

The best-performing sectors of the European market during the six-month period were utilities, real estate, health care equipment and energy. The worst performers were found in the more cyclical parts of the market, including semiconductors, software services and commercial services. The food and staples retailing sector also was a weak performer during the period.

In terms of Fund results, relative performance benefited most from our positions in cyclical areas of the market, such as materials, capital goods and media. The strong performance in these areas was mainly stock specific; that is, our stock picks in the cyclical areas of the market performed better than the benchmark's cyclical stocks. Also benefiting performance was our underweight position in semiconductors and technology hardware.

Sectors that detracted from Fund returns were diversified financials, telecommunication services and insurance, all of which were negatively impacted by expectations for rising interest rates and widening credit spreads. Also hindering results was our overweight position in the hotels, restaurants and leisure industry.

On an individual stock level, our underweight position in U.K. banking company HSBC Holdings PLC contributed positively to the Fund's relative results. In our view, HSBC was not attractively valued for much of the period, and the company's performance was disappointing. The second-largest contributor to relative performance was our position in ENI SpA, an Italian oil company. ENI's stock was trading at a large discount to its potential growth rate, results have continuously been upgraded and the high oil price has benefited the stock. Swiss cement company Holcim Ltd. was another strong performer. The company's management has been delivering on its goals, with cost cutting and merger synergies contributing to this development. Also benefiting Fund performance were Adecco SA, a French temporary employment agency; Ericsson, the Swedish telecommunications equipment provider; and Adidas-Salomon AG, a German sports apparel company.

Because Fund results are largely driven by stock selection, the underperformance compared to the benchmark reflects lackluster performance from a number of holdings that disappointed over the past six months. These include Swiss Life Holding, which announced weak results and plans to raise capital to acquire Banca del Gottardo, a development that was viewed negatively by the market. Our position in U.K. drug retailer Boots Group PLC also hindered relative results after strong trading numbers were outweighed by the threat of increased pricing competition. Swiss financial services company Credit Suisse Group performed poorly as a result of profit-taking after a strong recovery during the first eight months of 2003. This was also the case for French telecommunications giant France Telecom SA.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



What changes were made to the portfolio during the period?

In the U.K. market, we sold our positions in Hays PLC, an employment agency, and InterContinental Hotels Group PLC after both stocks hit our target prices. We also sold food retailer J Sainsbury PLC after the company reported disappointing trading numbers and announced expansion plans. Although the valuation was still attractive, we did not like the strategic change. In mainland Europe, several positions reached our price target and were sold out of the portfolio. These included Unicredito Italiano SpA, one of Italy's largest banking groups; Altadis Group, a Spain-based tobacco company; Suez SA, a French utility company; Schneider SA, a French electric company; Aegon NV, a Dutch life insurance giant; and ABB Ltd., a Swiss engineering company.

The proceeds from the sales were reinvested in U.K. banks HSBC and HBOS PLC, after their underperformance and relatively low valuations made the companies' shares appear quite attractive. Major purchases in mainland Europe included Hochtief AG, a German construction company whose assets, we believe, are worth more than the share price indicates; Swiss investment manager UBS AG, after reporting strong results and returning cash to shareholders via share buybacks; German express delivery and logistics provider Deutsche Post AG, which is a restructuring story and is planning an initial public offering of its stake in Postbank; and Italian bank Capitalia SpA, which we purchased after the shares fell on fears surrounding the recent Parmalat accounting scandal. Another interesting story was the revival of Ericsson, which we bought and sold in the past six months. After an effective restructuring over the past two years, the company's performance improved dramatically. We sold our shares in Ericsson after they reached our price target. Finally, a strong truck cycle supported the upgrades we expected for Volvo AB, prompting our investment in the company's shares. Volvo sold its automaking business to Ford Motor Company and is now a leading maker of trucks, buses and construction equipment as well as marine, aircraft and industrial engines.

In addition to the individual purchases and sales, several positions in the portfolio were reduced or increased, and this changed the sector composition of the Fund during the period. The Fund's five largest industries at April 30, 2004 were commercial banks (15.1% of net assets), oil and gas (12.4%), insurance (7.7%), diversified telecommunication services (6.4%) and pharmaceuticals (5.2%).
This compared to the following allocations at October 31, 2003: commercial banks (20.9%), energy (10.9%), pharmaceuticals and biotechnology (5.7%), commercial services and supplies (5.5%) and food, beverage and tobacco (5.2%).

Finally, we choose portfolio holdings based on the merits of individual stocks rather than geographic considerations. However, it is worth noting that, for most of the period, the Fund was underweight relative to its benchmark in the more defensive U.K. market and overweight in Germany, where we have found higher corporate growth rates and a greater number of cyclical companies supported by attractive valuations.


How would you characterize the Fund's position at the close of the period?

At the end of period, the Fund was overweight in cyclical sectors of the market and underweight in defensive areas. More specifically, the Fund has overweights in commercial services, capital goods and insurance but underweight in pharmaceuticals, media, and food, beverages and tobacco. Because we employ a bottom-up management approach, the Fund's sector exposures are largely the result of stock selection among undervalued equity investments rather than perceived fundamentals in a given sector. Overall, the portfolio is invested in stocks that we believe should benefit from a continued recovery in European economies.

Although we expect 10-year bond yields to move up slightly in line with U.S. bond yields, we do not see the need for the European central bank to start raising short-term interest rates from their current 2.0%. If economic conditions continue to improve and the yield curve remains relatively steep, we would expect this to support our economically sensitive stance. Our view is further supported by compelling valuations and high profit margins, which continue to make European stocks an attractive investment. European markets trade at multiples of 13.5 times 2004 earnings and provide a healthy dividend yield of 3%. Earnings growth, according to consensus numbers for 2004 and 2005, are expected to be 15% and 9%, respectively.


Hubert T. Aarts
Vice President and Portfolio Manager

May 12, 2004



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Performance Data (continued)


Recent Performance Results

                                                                              10-Year/
                                         6-Month         12-Month         Since Inception
As of April 30, 2004                   Total Return    Total Return         Total Return
ML EuroFund Class A Shares*               +10.85%         +30.43%             +153.94%
ML EuroFund Class B Shares*               +10.47          +29.46              +134.65
ML EuroFund Class C Shares*               +10.40          +29.40              +135.41
ML EuroFund Class I Shares*               +11.05          +30.86              +160.23
ML EuroFund Class R Shares*               +11.11          +31.15              + 30.06
MSCI Europe Index**                       +12.87          +34.54       +124.81/+118.06/+34.87

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year/since inception periods are 10 years for Class B &
Class I Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares.

**This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. Ten-year/since inception total returns are for 10 years, from 10/31/94 and from 1/03/03, respectively.


MERRILL LYNCH EUROFUND, APRIL 30, 2004



Performance Data (continued)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 4/30/04                  +30.43%          +23.58%
Five Years Ended 4/30/04                + 2.01           + 0.92
Inception (10/21/94)
through 4/30/04                         +10.28           + 9.66

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 4/30/04                  +29.46%          +25.46%
Five Years Ended 4/30/04                + 1.22           + 0.90
Ten Years Ended 4/30/04                 + 8.90           + 8.90

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 4/30/04                  +29.40%          +28.40%
Five Years Ended 4/30/04                + 1.21           + 1.21
Inception (10/21/94)
through 4/30/04                         + 9.41           + 9.41

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 4/30/04                  +30.86%          +23.99%
Five Years Ended 4/30/04                + 2.27           + 1.17
Ten Years Ended 4/30/04                 +10.04           + 9.44

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 4/30/04                                   +31.15%
Inception (1/03/03) through 4/30/04                      +22.02



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Performance Data (concluded)


MSCI COUNTRY INDEX PERFORMANCE


Total Return for the 6-Month Period Ended
April 30, 2004 In U.S. dollars*


                           Total
Country                    Return

Ireland                     20.1%
Norway                      19.6
Sweden                      19.6
Spain                       17.8
Switzerland                 15.8
Italy                       14.2
France                      12.9
Germany                     12.6
United Kingdom              11.9
Denmark                     11.2
Netherlands                  8.1
Finland                    - 7.2


Source: MSCI Europe Index.

* For the 6-month period ended April 30, 2004, total investment return for the MSCI Europe Index was +12.87%.



MERRILL LYNCH EUROFUND, APRIL 30, 2004


Schedule of Investments

                                                                                                    Value        Percent of
Country      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Belgium      Diversified          127,347  ++Belgacom SA                                           $   3,862,229       0.6%
             Telecommunication
             Services

                                             Total Common Stocks in Belgium                            3,862,229       0.6


Denmark      Commercial           157,583    ISS A/S                                                   7,869,250       1.2
             Services
             & Supplies

                                             Total Common Stocks in Denmark                            7,869,250       1.2


Finland      Communications       437,749    Nokia Oyj 'A'                                             6,160,586       0.9
             Equipment

             Paper & Forest       413,138    Stora Enso Oyj 'R'                                        5,571,555       0.9
             Products

                                             Total Common Stocks in Finland                           11,732,141       1.8


France       Automobiles          135,044    PSA Peugeot Citroen                                       7,255,643       1.1

             Commercial Banks     281,104    BNP Paribas SA                                           16,882,374       2.6
                                  249,128    Credit Agricole SA                                        6,146,058       1.0
                                                                                                   -------------     ------
                                                                                                      23,028,432       3.6

             Construction          50,086    Societe Generale d'Entreprises SA                         4,875,298       0.8
             & Engineering

             Construction          98,356    Lafarge SA (Ordinary)                                     8,194,349       1.3
             Materials

             Diversified          449,517    France Telecom SA                                        10,847,225       1.7
             Telecommunication
             Services

             Hotels,              282,768    Accor SA                                                 11,904,565       1.9
             Restaurants
             & Leisure

             Insurance            298,558    Axa                                                       6,288,242       1.0

             Media                153,009  ++Vivendi Universal SA                                      3,849,977       0.6

             Metals & Mining      396,782    Arcelor                                                   6,592,406       1.0

             Oil & Gas            108,013    TotalFinaElf SA                                          19,978,861       3.1

                                             Total Common Stocks in France                           102,814,998      16.1


Germany      Air Freight &        300,329    Deutsche Post AG (Registered Shares)                      6,620,759       1.0
             Logistics

             Airlines             299,955    Deutsche Lufthansa AG (Registered Shares)                 4,818,254       0.8

             Automobiles          157,599    Bayerische Motoren Werke (BMW) AG                         6,795,520       1.1

             Chemicals            121,491    Linde AG                                                  6,643,978       1.1

             Construction         323,812    Hochtief AG                                               9,059,882       1.4
             & Engineering

             Diversified          112,840    Deutsche Boerse AG                                        6,206,050       1.0
             Financial
             Services

             Diversified          702,307  ++Deutsche Telekom AG (Registered Shares)                  12,123,228       1.9
             Telecommunication
             Services

             Electric             195,320    E.On AG                                                  12,947,938       2.0
             Utilities

             Insurance             88,947    Allianz AG (Registered Shares)                            9,437,401       1.5

             Pharmaceuticals      184,087    Schering AG                                               9,676,571       1.5

             Textiles, Apparel     68,227    Adidas-Salomon AG                                         7,879,374       1.2
             & Luxury Goods

                                             Total Common Stocks in Germany                           92,208,955      14.5


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Ireland      Commercial Banks     532,619    Bank of Ireland                                       $   6,455,005       1.0%

                                             Total Common Stocks in Ireland                            6,455,005       1.0


Italy        Commercial         2,486,106    Capitalia SpA                                             6,878,349       1.1
             Banks              4,610,246    Intesa BCI SpA                                           15,264,288       2.4
                                                                                                   -------------     ------
                                                                                                      22,142,637       3.5

             Diversified        3,395,300    Telecom Italia SpA                                       10,883,494       1.7
             Telecommunication
             Services

             Electric             706,248    Enel SpA                                                  5,629,990       0.9
             Utilities

             Insurance            219,311    Societa Assicuratrice Industriale SpA                     4,845,757       0.7

             Oil & Gas            723,322    ENI SpA                                                  14,698,783       2.3

                                             Total Common Stocks in Italy                             58,200,661       9.1


Netherlands  Chemicals            130,452    Akzo Nobel NV                                             4,753,933       0.7

             Commercial           665,758    Buhrmann NV                                               6,288,852       1.0
             Services             468,028    Vedior NV 'A'                                             6,799,911       1.1
             & Supplies                                                                            -------------     ------
                                                                                                      13,088,763       2.1

             Construction         150,259    Imtech NV                                                 3,753,764       0.6
             & Engineering

             Diversified          573,213    ING Groep NV                                             12,286,051       1.9
             Financial
             Services

             Diversified          425,670    KPN NV                                                    3,066,735       0.5
             Telecommunication
             Services

             Food & Staples       659,504  ++Koninklijke Ahold NV                                      5,107,151       0.8
             Retailing            439,668  ++Koninklijke Ahold NV (ADR)*                               3,385,444       0.5
                                                                                                   -------------     ------
                                                                                                       8,492,595       1.3

             Household            343,109    Koninklijke (Royal) Philips Electronics NV                9,344,784       1.5
             Durables

             Media                287,339    Wolters Kluwer NV 'A'                                     4,839,491       0.8

             Oil & Gas            463,680    Royal Dutch Petroleum Company                            22,550,291       3.5

                                             Total Common Stocks in the Netherlands                   82,176,407      12.9


Spain        Commercial Banks     576,671    Banco Santander Central Hispano SA                        6,193,910       1.0


             Electric             330,531    Union Electrica Fenosa, SA                                6,866,565       1.1
             Utilities

                                             Total Common Stocks in Spain                             13,060,475       2.1


Sweden       Commercial           520,003    Securitas AB 'B'                                          7,487,493       1.2
             Services
             & Supplies

             Insurance          1,266,535    Skandia Forsakrings AB                                    4,973,663       0.8

             Machinery            201,669    Volvo AB 'B'                                              6,903,173       1.1

                                             Total Common Stocks in Sweden                            19,364,329       3.1


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Schedule of Investments (continued)

                                                                                                    Value        Percent of
Country      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Switzerland  Capital Markets      329,282    Credit Suisse Group                                   $  11,605,883       1.8%
                                  110,411    UBS AG (Registered Shares)                                7,846,964       1.3
                                                                                                   -------------     ------
                                                                                                      19,452,847       3.1

             Construction         151,236    Holderbank Finan Glaris Ltd. (Registered Shares)          7,809,078       1.2
             Materials

             Food Products         50,608    Nestle SA (Registered Shares)                            12,802,271       2.0

             Insurance             52,432  ++Swiss Life Holding                                        7,157,538       1.1

             Pharmaceuticals      242,317    Novartis AG (Registered Shares)                          10,802,038       1.7

                                             Total Common Stocks in Switzerland                       58,023,772       9.1


United       Aerospace &        2,601,178    BAE Systems PLC                                           9,675,354       1.5
Kingdom      Defense

             Commercial         1,134,669    Barclays PLC                                             10,231,869       1.6
             Banks                321,019    HBOS PLC                                                  4,158,587       0.7
                                  544,440    HSBC Holdings PLC                                         7,801,107       1.2
                                  527,308    Royal Bank of Scotland Group PLC                         15,831,284       2.5
                                                                                                   -------------     ------
                                                                                                      38,022,847       6.0

             Food & Staples       796,132    Boots Group PLC                                           8,626,233       1.3
             Retailing

             Food Products        897,786    Unilever PLC                                              8,469,920       1.3

             Hotels,            1,024,398    Compass Group PLC                                         6,448,993       1.0
             Restaurants
             & Leisure

             Industrial           648,404    Smiths Group PLC                                          8,031,690       1.3
             Conglomerates

             Insurance            978,372    AVIVA PLC                                                 9,559,836       1.5
                                  860,588    Prudential Corporation PLC                                6,760,734       1.1
                                                                                                   -------------     ------
                                                                                                      16,320,570       2.6

             Oil & Gas          2,585,702    BP Amoco PLC                                             22,353,623       3.5

             Pharmaceuticals      616,733    GlaxoSmithKline PLC                                      12,763,297       2.0

             Specialty          1,495,955    Kesa Electricals PLC                                      7,481,048       1.2
             Retail

             Transportation       681,693    BAA PLC                                                   6,286,183       1.0
             Infrastructure

             Wireless           6,170,495    Vodafone Group PLC                                       14,991,165       2.4
             Telecommunication
             Services

                                             Total Common Stocks in the United Kingdom               159,470,923      25.1

                                             Total Common Stocks (Cost--$524,724,790)                615,239,145      96.6



                                             Preferred Stocks
Germany      Household            101,752    Henkel KGaA                                               8,816,371       1.4
             Products

                                             Total Preferred Stocks (Cost--$4,310,204)                 8,816,371       1.4


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Schedule of Investments (concluded)

                     Beneficial Interest/                                                           Value        Percent of
                              Shares Held    Short-Term Securities                            (in U.S. dollars)  Net Assets
                           US$  3,813,657    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                             Series I (a)                                          $   3,813,657       0.6%
                           US$  4,888,125    Merrill Lynch Liquidity Series, LLC Money Market
                                             Series I (a)(b)                                           4,888,125       0.8
                                1,629,375    Merrill Lynch Premier Institutional Fund (a)(b)           1,629,375       0.2

                                             Total Short-Term Securities
                                             (Cost--$10,331,157)                                      10,331,157       1.6

             Total Investments (Cost--$539,366,151)                                                  634,386,673      99.6
             Other Assets Less Liabilities                                                             2,398,608       0.4
                                                                                                   -------------     ------
             Net Assets                                                                            $ 636,785,281     100.0%
                                                                                                   =============     ======

++Non-income producing security.

+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*American Depositary Receipts (ADR).

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Interest/
                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $   (298,684)     $ 16,078
Merrill Lynch Liquidity Series,
   LLC Money Market Series I         $(18,165,188)     $  7,884
Merrill Lynch Premier
   Institutional Fund                  (6,055,062)     $ 26,143


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Statement of Assets and Liabilities

As of April 30, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $6,183,753) (identified cost--$529,034,994)                                            $   624,055,516
           Investments in affiliated securities, at value (identified cost--$10,331,157)                         10,331,157
           Foreign cash (cost--$11,785)                                                                              11,788
           Receivables:
               Securities sold                                                            $    20,012,911
               Dividends                                                                        4,613,729
               Beneficial interest sold                                                           436,237
               Securities lending--net                                                              8,195
               Interest from affiliates                                                             3,596        25,074,668
                                                                                          ---------------
           Prepaid expenses                                                                                          31,018
                                                                                                            ---------------
           Total assets                                                                                         659,504,147
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                              6,517,500
           Payables:
               Securities purchased                                                            14,344,089
               Beneficial interest redeemed                                                       957,451
               Investment adviser                                                                 465,927
               Other affiliates                                                                   181,292
               Distributor                                                                        156,032        16,104,791
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    96,575
                                                                                                            ---------------
           Total liabilities                                                                                     22,718,866
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   636,785,281
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
               shares of beneficial interest authorized                                                     $     2,046,208
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
               shares of beneficial interest authorized                                                             714,708
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
               shares of beneficial interest authorized                                                             217,281
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
               shares of beneficial interest authorized                                                           1,663,943
           Class R Shares of beneficial interest, $.10 par value, unlimited number of
               shares of beneficial interest authorized                                                                 848
           Paid-in capital in excess of par                                                                     678,246,954
           Undistributed investment income--net                                           $     2,334,332
           Accumulated realized capital losses on investments and foreign currency
           transactions--net                                                                (143,455,377)
           Unrealized appreciation on investments and foreign currency transactions--net       95,016,384
                                                                                          ---------------
           Total accumulated losses--net                                                                       (46,104,661)
                                                                                                            ---------------
           Net Assets                                                                                       $   636,785,281
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $287,341,955 and 20,462,075 shares of
               beneficial interest outstanding                                                              $         14.04
                                                                                                            ===============
           Class B--Based on net assets of $87,433,632 and 7,147,083 shares of
               beneficial interest outstanding                                                              $         12.23
                                                                                                            ===============
           Class C--Based on net assets of $25,688,069 and 2,172,807 shares of
               beneficial interest outstanding                                                              $         11.82
                                                                                                            ===============
           Class I--Based on net assets of $236,217,090 and 16,639,434 shares of
               beneficial interest outstanding                                                              $         14.20
                                                                                                            ===============
           Class R--Based on net assets of $104,535 and 8,478 shares of beneficial
               interest outstanding                                                                         $         12.33
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

           Dividends (net of $1,101,975 foreign withholding tax)                                            $     6,751,319
           Securities lending--net                                                                                   34,027
           Interest from affiliates                                                                                  16,078
                                                                                                            ---------------
           Total income                                                                                           6,801,424
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,481,240
           Account maintenance and distribution fees--Class B                                     476,347
           Account maintenance fees--Class A                                                      373,017
           Transfer agent fees--Class A                                                           237,594
           Transfer agent fees--Class I                                                           191,816
           Accounting services                                                                    138,766
           Account maintenance and distribution fees--Class C                                     135,227
           Custodian fees                                                                         115,323
           Transfer agent fees--Class B                                                            91,652
           Registration fees                                                                       49,640
           Professional fees                                                                       43,584
           Printing and shareholder reports                                                        40,875
           Transfer agent fees--Class C                                                            26,266
           Trustees' fees and expenses                                                             22,640
           Pricing fees                                                                             5,652
           Account maintenance and distribution fees--Class R                                          46
           Transfer agent fees--Class R                                                                18
           Other                                                                                   16,340
                                                                                          ---------------
           Total expenses                                                                                         4,446,043
                                                                                                            ---------------
           Investment income--net                                                                                 2,355,381
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

           Realized gainfrom:
               Investments--net                                                                44,801,080
               Foreign currency transactions--net                                                 110,557        44,911,637
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                20,829,831
               Foreign currency transactions--net                                               (113,499)        20,716,332
                                                                                          ---------------   ---------------
           Total realized and unrealized gain on investments and foreign currency
           transactions--net                                                                                     65,627,969
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    67,983,350
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                             April 30,        October 31,
Increase (Decrease) in Net Assets:                                                              2004              2003
Operations

           Investment income--net                                                         $     2,355,381   $     9,743,958
           Realized gain (loss)on investments and foreign currency transactions--net           44,911,637      (57,762,001)
           Change in unrealized appreciation/depreciation on investments and foreign
           currency transactions--net                                                          20,716,332       165,363,369
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                67,983,350       117,345,326
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (4,465,133)       (3,781,571)
               Class B                                                                          (965,539)         (279,315)
               Class C                                                                          (308,166)         (188,282)
               Class I                                                                        (4,042,258)       (3,186,060)
               Class R                                                                                (2)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                (9,781,098)       (7,435,228)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net decrease in net assets derived from beneficial interest transactions          (45,056,753)      (74,261,031)
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                        13,145,499        35,649,067
           Beginning of period                                                                623,639,782       587,990,715
                                                                                          ---------------   ---------------
           End of period*                                                                 $   636,785,281   $   623,639,782
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     2,334,332   $     9,760,049
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Financial Highlights
                                                                                              Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,           For the Year Ended October 31,++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    12.86   $    10.67   $    11.89   $    14.40   $    17.07
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .05          .20          .16          .18          .25
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.34         2.14       (1.20)       (1.96)        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.39         2.34       (1.04)       (1.78)          .17
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.21)        (.15)        (.18)           --        (.30)
               In excess of investment income--net                   --           --           --           --        (.01)
               Realized gain on investments--net                     --           --           --        (.50)       (2.53)
               In excess of realized gain on
               investments--net                                      --           --           --        (.23)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.21)        (.15)        (.18)        (.73)       (2.84)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.04   $    12.86   $    10.67   $    11.89   $    14.40
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 10.85%+++       22.29%      (8.93%)     (13.18%)        1.32%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.28%*        1.33%        1.31%        1.31%        1.22%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 .76%*        1.78%        1.35%        1.36%        1.65%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  287,342   $  280,223   $  265,602   $  276,919   $  328,628
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    40.89%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Financial Highlights (continued)
                                                                                              Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    11.18   $     9.25   $    10.25   $    12.48   $    15.15
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                        --++          .10          .03          .07          .12
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.17         1.85       (1.00)       (1.70)        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.17         1.95        (.97)       (1.63)          .04
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.12)        (.02)        (.03)           --        (.18)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain on investments--net                     --           --           --        (.41)       (2.53)
               In excess of realized gain on
               investments--net                                      --           --           --        (.19)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.12)        (.02)        (.03)        (.60)       (2.71)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    12.23   $    11.18   $     9.25   $    10.25   $    12.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 10.47%+++       21.19%      (9.51%)     (13.87%)         .48%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.08%*        2.12%        2.10%        2.08%        1.99%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        (.07%)*         .98%         .30%         .62%         .90%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   87,434   $   96,395   $  108,337   $  253,646   $  481,876
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    40.89%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $(.01) per share.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Financial Highlights (continued)
                                                                                              Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    10.83   $     9.00   $    10.03   $    12.25   $    14.93
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                        --++          .09          .05          .07          .11
           Realized and unrealized gain (loss) on
           investments and foreign currency
           transactions--net                                       1.12         1.81       (1.00)       (1.67)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.12         1.90        (.95)       (1.60)          .04
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.13)        (.07)        (.08)           --        (.19)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain on investments--net                     --           --           --        (.42)       (2.53)
               In excess of realized gain on
               investments--net                                      --           --           --        (.20)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.13)        (.07)        (.08)        (.62)       (2.72)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    11.82   $    10.83   $     9.00   $    10.03   $    12.25
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 10.40%+++       21.29%      (9.59%)     (13.88%)         .49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.07%*        2.12%        2.10%        2.10%        2.00%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                        (.04%)*         .99%         .48%         .58%         .88%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   25,688   $   25,134   $   24,153   $   30,838   $   43,736
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    40.89%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Amount is less than $(.01) per share.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Financial Highlights (continued)
                                                                                              Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,           For the Year Ended October 31,++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of period              $    13.01   $    10.80   $    12.03   $    14.56   $    17.24
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .07          .23          .18          .22          .28
           Realized and unrealized gain (loss)on
           investments and foreign currency
           transactions--net                                       1.36         2.17       (1.20)       (1.98)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.43         2.40       (1.02)       (1.76)          .21
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.24)        (.19)        (.21)           --        (.35)
               In excess of investment income--net                   --           --           --           --        (.01)
               Realized gain on investments--net                     --           --           --        (.52)       (2.53)
               In excess of realized gain on
               investments--net                                      --           --           --        (.25)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.24)        (.19)        (.21)        (.77)       (2.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    14.20   $    13.01   $    10.80   $    12.03   $    14.56
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 11.05%+++       22.57%      (8.68%)     (12.95%)        1.52%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.03%*        1.08%        1.06%        1.06%         .97%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.03%*        2.00%        1.46%        1.59%        1.84%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  236,217   $  221,888   $  189,899   $  281,109   $  368,995
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    40.89%       64.01%       39.98%       37.77%      100.17%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004


Financial Highlights (concluded)
                                                                                                      Class R

                                                                                            For the Six     For the Period
The following per share data and ratios have been derived                                   Months Ended  January 3, 2003++
from information provided in the financial statements.                                       April 30,      to October 31,
Increase (Decrease) in Net Asset Value:                                                         2004             2003
Per Share Operating Performance

           Net asset value, beginning of period                                               $      11.32     $       9.67
                                                                                              ------------     ------------
           Investment income--net***                                                                   .28              .25
           Realized and unrealized gain on investments and foreign currency transactions--net          .97             1.40
                                                                                              ------------     ------------
           Total from investment operations                                                           1.25             1.65
                                                                                              ------------     ------------
           Less dividends from investment income--net                                                (.24)               --
                                                                                              ------------     ------------
           Net asset value, end of period                                                     $      12.33     $      11.32
                                                                                              ============     ============

Total Investment Return**

           Based on net asset value per share                                                    11.11%+++        17.06%+++
                                                                                              ============     ============

Ratios to Average Net Assets

           Expenses                                                                                 1.53%*           1.58%*
                                                                                              ============     ============
           Investment income--net                                                                    .53%*           1.50%*
                                                                                              ============     ============

Supplemental Data

           Net assets, end of period (in thousands)                                           $        105     $     --++++
                                                                                              ============     ============
           Portfolio turnover                                                                       40.89%           64.01%
                                                                                              ============     ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++Amount is less than $1,000.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH EUROFUND, APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement Plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National
Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Notes to Financial Statements (continued)


(g) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account
                              Maintenance          Distribution
                                      Fee                   Fee

Class A                              .25%                    --
Class B                              .25%                  .75%
Class C                              .25%                  .75%
Class R                              .25%                  .25%



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD                MLPF&S

Class A                            $1,262              $ 14,414
Class I                            $  144              $  1,918


For the six months ended April 30, 2004, MLPF&S received contingent deferred sales charges of $31,279 and $1,521 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended April 30, 2004, MLIM, LLC received $14,498 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2004, the Fund reimbursed MLIM
$6,865 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $267,560,452 and $323,444,556, respectively.

Net realized gains for the six months ended April 30, 2004 and net unrealized appreciation (depreciation) as of April 30, 2004 were as follows:

                                                         Unrealized
                                        Realized       Appreciation
                                           Gains     (Depreciation)

Long-term investments             $   44,801,080    $    95,020,522
Foreign currency transactions            110,557            (4,138)
                                  --------------    ---------------
Total                             $   44,911,637    $    95,016,384
                                  ==============    ===============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $89,390,517, of which $106,091,208 related to appreciated securities and $16,700,691 related to depreciated securities. At April 30, 2004, the aggregate cost of investments, for Federal income tax purposes was $544,996,156.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $45,056,753 and $74,261,031 for the six months ended April 30, 2004 and the year ended October 31, 2003, respectively.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Notes to Financial Statements (continued)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                              541,982    $     7,611,522
Automatic conversion of shares           531,704          7,637,905
Shares issued to shareholders
   in reinvestment of dividends          277,998          3,775,211
                                  --------------    ---------------
Total issued                           1,351,684         19,024,638
Shares redeemed                      (2,686,625)       (37,916,079)
                                  --------------    ---------------
Net decrease                         (1,334,941)    $  (18,891,441)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           10,498,985    $   121,805,445
Automatic conversion of shares         1,043,503         11,802,114
Shares issued to shareholders
   in reinvestment of dividends          304,883          3,201,268
                                  --------------    ---------------
Total issued                          11,847,371        136,808,827
Shares redeemed                     (14,934,182)      (171,716,220)
                                  --------------    ---------------
Net decrease                         (3,086,811)    $  (34,907,393)
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                              494,500    $     6,139,427
Shares issued to shareholders
   in reinvestment of dividends           69,928            830,047
                                  --------------    ---------------
Total issued                             564,428          6,969,474
Shares redeemed                      (1,428,801)       (17,627,079)
Automatic conversion of shares         (610,056)        (7,637,905)
                                  --------------    ---------------
Net decrease                         (1,474,429)    $  (18,295,510)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                            1,999,580    $    19,401,366
Shares issued to shareholders
   in reinvestment of dividends           25,951            238,751
                                  --------------    ---------------
Total issued                           2,025,531         19,640,117
Shares redeemed                      (3,923,726)       (37,794,158)
Automatic conversion of shares       (1,197,883)       (11,802,114)
                                  --------------    ---------------
Net decrease                         (3,096,078)    $  (29,956,155)
                                  ==============    ===============


Class C Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                              179,170    $     2,140,273
Shares issued to shareholders
   in reinvestment of dividends           24,059            275,962
                                  --------------    ---------------
Total issued                             203,229          2,416,235
Shares redeemed                        (352,245)        (4,224,472)
                                  --------------    ---------------
Net decrease                           (149,016)    $   (1,808,237)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                              394,467    $     3,593,734
Shares issued to shareholders
   in reinvestment of dividends           19,204            171,104
                                  --------------    ---------------
Total issued                             413,671          3,764,838
Shares redeemed                        (775,781)        (7,162,092)
                                  --------------    ---------------
Net decrease                           (362,110)    $   (3,397,254)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                            1,701,058    $    24,566,585
Shares issued to shareholders
   in reinvestment of dividends          259,803          3,564,505
                                  --------------    ---------------
Total issued                           1,960,861         28,131,090
Shares redeemed                      (2,380,827)       (34,301,350)
                                  --------------    ---------------
Net decrease                           (419,966)    $   (6,170,260)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           12,778,436    $   138,770,580
Shares issued to shareholders
   in reinvestment of dividends          265,907          2,818,609
                                  --------------    ---------------
Total issued                          13,044,343        141,589,189
Shares redeemed                     (13,565,594)      (147,589,518)
                                  --------------    ---------------
Net decrease                           (521,251)    $   (6,000,329)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
April 30, 2004                            Shares             Amount

Shares sold                                8,516    $       109,293
Shares issued to shareholders
   in reinvestment of dividends               --                  2
                                  --------------    ---------------
Total issued                               8,516            109,295
Shares redeemed                             (48)              (600)
                                  --------------    ---------------
Net increase                               8,468     $      108,695
                                  ==============    ===============



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Notes to Financial Statements (concluded)


Class R Shares for the
Period January 3, 2003++                                     Dollar
to October 31, 2003                       Shares             Amount

Shares sold                                   10    $           100
                                  --------------    ---------------
Net increase                                  10    $           100
                                  ==============    ===============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended April 30, 2004.


6. Commitments:
At April 30, 2004, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with an approximate value of $8,991,000 and $15,423,000, respectively.


7. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $182,737,007, of which $93,739,668 expires in 2009, $33,617,465 expires in 2010 and $55,379,874 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


8. Plan of Reorganization:
On February 10, 2004, Merrill Lynch Pan-European Growth Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Merrill Lynch Pan-European Growth Fund in exchange for newly issued shares of the Fund. Both Funds have a similar investment objective.



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Officers and Trustees


Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
Hubertus T. Aarts, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Charles C. Reilly, Trustee of Merrill Lynch EuroFund, has recently retired. The Fund's Board of Trustees wishes Mr. Reilly well in his retirement.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH EUROFUND, APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch EuroFund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch EuroFund


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch EuroFund


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch EuroFund


Date: June 18, 2004